Business Combination	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combination

5.	Business Combination

Acquisition of The Leaf

As of March January 11, 2023, the Company entered into a Membership Interest Purchase Agreement with The Leaf at 73740, LLC (“The Leaf”), a dispensary in Palm Desert, California, to acquire 100% of the outstanding interest in The Leaf. For the consideration of the interests, the Company issued 7,633,697 common shares valued at approximately $3.7 million in addition to working capital and holdback consideration amounts totaling approximately $1.2 million. As of December 31, 2024, the remaining holdback consideration amount was $935,618.

Acquired tangible assets were valued at estimates of their current fair values. The valuation of acquired intangible assets consisting of the intangibles noted above were determined based on management’s estimates and consultation with an independent appraiser. The discounted cash flow method was used in applying the income approach to determine the fair value of acquired intangible assets. Significant assumptions inherent in the valuation method for acquired intangible assets are employed and included, but are not limited to, prospective financial information, terminal value, and discount rates. When performing the discounted cash flow method for acquired intangible assets, the Company incorporates the use of projected financial information and a discount rate that are developed using market participant-based assumptions. The cash-flow projections are based on multi-year financial forecasts developed by management that include revenue projections, capital spending trends, and investment in working capital to support anticipated revenue growth, which are regularly reviewed by management. The selected discount rate considers the risk and nature of the comparative companies and the rates of return market participants would require to investing their capital in the Company.

The following table summarizes the acquisition-date fair value of the consideration transferred and purchase price allocation for the fair value amounts of the assets acquired and liabilities assumed at the date of acquisition, January 11, 2023:

Total Consideration:

Stock issued:	$3,939,000
Indemnity holdback and stock payable	959,000
Total Consideration	$4,898,000

Accounting of Net Assets Acquired:

Cash	$326,221
Accounts receivable	8,870
Inventories	236,818
Other current assets	6,634
Property and equipment	47,784
Tradename intangible	1,540,000
License intangible	1,850,000
Right of use asset	1,447,903
Accounts payable and accrued liabilities	(571,714)
Lease liability	(1,447,903)
Deferred tax liability	(1,011,576)
Income taxes payable	(29,523)
Total identifiable net assets	2,403,514
Goodwill (1)	2,494,486

Total Net Assets Acquired	$4,898,000

1.	The goodwill arising from the acquisition represents expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. As part of the Company’s accounting policy for impairment, the Company assessed impairment for goodwill and intangibles as of December 31, 2023, including the assets acquired above. Goodwill related to the acquisition of the Leaf was impaired by $927,000 during the year ended December 31, 2023 and impaired by an additional $1,567,485 during the year ended December 31, 2024, see Note 9.